UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

LQR HOUSE INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY

LQR House Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 19, 2024

The undersigned Stockholder of LQR House Inc., a Nevada corporation, hereby appoints Sean Dollinger and Alexandra Hoffman, as attorneys and proxies with full power of substitution to vote all of the shares of Common Stock of LQR House Inc. which the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders of LQR House Inc. to be held via virtual meeting on December 19, 2024 at 2:00 p.m. Eastern Time, and at any adjournment or adjournments thereof. In order to attend the meeting, you must register at https://web.viewproxy.com/LQRHouse/2024 by 11:59 p.m. ET on December 18, 2024. On the day of the 2024 Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the 2024 Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "*QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING*."

This proxy is solicited on behalf of the Board of Directors.

(Continued and to be marked, dated, and signed on the other side)

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting of Stockholders to be held December 19, 2024.

The Proxy Statement and our 2024 Annual Report are available at: https://web.viewproxy.com/LQRHouse/2024

Please mark your votes like this ☒

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, AND 6.

Proposal 1. To elect members of our Board of Directors to hold office until the 2024 Annual Meeting of Stockholders.

NOMINEES:	FOR	AGAINST	ABSTAIN
(1) Sean Dollinger	☐	☐	☐
(2) Alexandra Hoffman	☐	☐	☐
(3) Gary Herman	☐	☐	☐
(4) James Huber	☐	☐	☐
(5) James O'Brien	☐	☐	☐
(6) Hong Chun Yeung	☐	☐	☐
(7) Yilin Lu	☐	☐	☐
(8) David Lazar	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

VIRTUAL CONTROL NUMBER

Proposal 2. The approval of the terms of (i) the Securities Purchase Agreement dated October 15, 2024, and (ii) the warrants to be issued pursuant to the terms of the agreement, in each case, to comply with Listing Rules 5635(b) and 5635(d) of The Nasdaq Stock Market LLC.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 3. The approval of an amendment to the 2021 Plan to increase the total number of shares subject to the 2021 Plan by an additional 2,928,750 shares.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 4. The approval of a Reverse Stock Split Amendment to the Articles of Incorporation to provide for a Reverse Stock Split of the common stock of the Company, that will be at a Split Ratio Range, the final determination of which shall be determined by the Board of Directors, and of authorization of the Board of Directors to effect the Reverse Stock Split at their discretion.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 5. The ratification of the selection by our Board of dbbmckennon as our independent auditor for the fiscal year ending December 31, 2024.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal 6. The approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of the proposals listed above at the time of the Annual Meeting.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Please sign and date this Proxy below and return in the enclosed envelope.

Signature(s) must agree with the name(s) printed on this proxy. If signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such.

Date ______________________________, 2024

Signature ______________________________

____
(Signature of joint owner)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

VIRTUAL CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.fcrvote.com/LQR

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.